Exhibit 10.6

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

         Amendment No. 2 to Employment Agreement dated as of September 27, 2004 (this "Amendment "), to that certain Employment Agreement, by and between Steven Madden, Ltd., a Delaware corporation (the "Company") & Adesso Madden, Inc., and Joseph J. Masella & TJ M Sales Corporation (the "Executive"), as amended.

                                   WITNESSETH:

         WHEREAS, the Company and the Executive are parties to that certain Employment Agreement dated as of May 7, 2002 (the "Original Agreement"), a copy of which is attached hereto as Exhibit A; and Amendment No. 1 dated as of September 22, 2003 which is attached hereto as Exhibit B.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A. Effective as of the date hereof, the Original Agreement is hereby amended as follows: The section entitled "Term" shall be amended thru December 31,2006.

B. As hereinabove modified, all of the terms and provisions of the Original Agreement, and Amendment No. 1 shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date first set forth above.


                                       STEVEN MADDEN, LTD

                                       By: /s/ JAMIESON A. KARSON
                                           -------------------------------------
                                           JAMIESON A. KARSON
                                           CHIEF EXECUTIVE OFFICER


                                       ADESSO-MADDEN, INC.

                                       By: /s/ JAMIESON A. KARSON
                                           -------------------------------------
                                           JAMIESON A. KARSON
                                           CHIEF EXECUTIVE OFFICER


                                       /s/ JOSEPH J. MASELLA
                                       -----------------------------------------
                                       JOSEPH J. MASELLA


                                       T.J.M SALES CORPORATION

                                       By: /s/ JOSEPH J. MASELLA
                                           -------------------------------------
                                           JOSEPH J. MASELLA, PRESIDENT